Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2021

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Commodity Futures	$5,817,776
Unrealized Gain (Loss) on Market Value of Commodity Futures	(269,340)
Dividend Income	4,544
Interest Income	5
ETF Transaction Fees	350
Total Income (Loss)	$5,553,335

Expenses
Management Fees	$152,976
Professional Fees	13,833
Brokerage Commissions	11,805
Directors' Fees and insurance	4,179
SEC & FINRA Registration Expense	3,254
Total Expenses	$186,047
Net Income (Loss)	$5,367,288

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/21	$234,113,316
Withdrawals (100,000 Shares)	(3,980,150)
Net Income (Loss)	5,367,288

Net Asset Value End of Month	$235,500,454
Net Asset Value Per Share (5,750,000 Shares)	$40.96

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2021

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,314,900)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(16,927,850)
Dividend Income	5,370
Interest Income	3
ETF Transaction Fees	1,400
Total Income (Loss)	$(18,235,977)

Expenses
Management Fees	$147,393
Professional Fees	21,923
Brokerage Commissions	756
Directors' Fees and insurance	5,010
SEC & FINRA Registration Expense	11,658
Total Expenses	$186,740
Net Income (Loss)	$(18,422,717)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/21	$278,694,253
Additions (150,000 Shares)	3,965,244
Withdrawals (1,050,000 Shares)	(26,464,936)
Net Income (Loss)	(18,422,717)

Net Asset Value End of Month	$237,771,844
Net Asset Value Per Share (9,500,000 Shares)	$25.03

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2021

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Commodity Futures	$4,502,876
Unrealized Gain (Loss) on Market Value of Commodity Futures	(17,197,190)
Dividend Income	9,914
Interest Income	8
ETF Transaction Fees	1,750
Total Income (Loss)	$(12,682,642)

Expenses
Management Fees	$300,369
Professional Fees	35,756
Brokerage Commissions	12,561
Directors' Fees and insurance	9,189
SEC & FINRA Registration Expense	14,912
Total Expenses	$372,787
Net Income (Loss)	$(13,055,429)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/21	$512,807,569
Additions (150,000 Shares)	3,965,244
Withdrawals (1,150,000 Shares)	(30,445,086)
Net Income (Loss)	(13,055,429)

Net Asset Value End of Month	$473,272,298

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596